UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               October 23, 2006 (Date of earliest event reported)

                                 MAGNETEK, INC.

             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                  1-10233                  95-3917584
(State or Other Jurisdiction       (Commission              (IRS Employer
     of Incorporation)             File Number)           Identification No.)


                            N49 W13650 Campbell Drive
                            Menomonee Falls, WI 53041
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (310) 689-1610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

See Press Release dated November 10, 2006 entitled "Magnetek Announces Fiscal 2007 First-Quarter Results", attached as Exhibit 99.1 to this Current Report.


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
99.1            Magnetek, Inc. Press Release dated November 10, 2006 entitled
                "Magnetek Announces Fiscal 2007 First-Quarter Results".

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MAGNETEK, INC.


                                        By:/s/ David Reiland
                                           -------------------------
                                           David Reiland
                                           Executive Vice President
                                           & Chief Financial Officer


November 10, 2006

                                  EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
99.1            Magnetek, Inc. Press Release dated November 10, 2006 entitled
                "Magnetek Announces Fiscal 2007 First-Quarter Results".